Exhibit 99.7

5/18/15

Subject: An Important Message from Kay

To Our Associates:

Today we announced plans for our Company to enter into a strategic combination with ascena retail group, a leading women’s specialty apparel retailer in North America with annual revenues of approximately $4.8 billion. Based on a thorough review process, our Board of Directors concluded that this transaction is in the best interests of our stockholders and the Company.

For more than half a century, we have evolved with the needs of real women and endeavored to be true to our core mission to “inspire and connect with our clients to put their best selves forward every day.” The step we’ve announced today is an important milestone in that on-going evolution and fulfillment of that promise. This transaction will make us part of a larger organization with a diversified portfolio of brands focused on the women’s apparel market, a strong operating platform and a powerful financial base, including combined annual revenues of approximately $7.3 billion. We expect to operate as a separate subsidiary under the ascena corporate umbrella with our senior management team continuing to oversee our business. I have tremendous respect and admiration for ascena CEO David Jaffe and their senior team, and I look forward to working alongside them. As a member of the ascena family, we will be poised to further enhance and grow our business as we continue to take steps to better strategically and operationally position our brands for the dynamics that are redefining the landscape of our industry.

ANN stockholders will receive $37.34 in cash and .68 of a share of ascena common stock for each share of ANN, implying a price per share of $47.00 based on the closing price of ascena stock on May 15, 2015. The combination of cash and stock provides stockholders both immediate and certain value and the opportunity to participate in the upside of the combined company. Our Board was unanimous in its decision because the directors, as well as our management team, determined that the transaction is in the best interests of our stockholders and the Company. We expect the transaction to close in the second half of 2015.

Together, over the last several years, we have weathered a very difficult retailing environment and outperformed many of our peers while positioning the Company for the future. We have taken steps to enhance our product offering, build our brands and deliver a seamless experience for our clients. We have also made excellent progress on our strategic initiatives including our work to improve our omni-channel capabilities, strengthen our supply chain, increase efficiency company-wide and develop Lou & Grey. Looking ahead, we expect to continue to execute on these strategies while benefitting from being part of a larger organization with greater resources.

Attached you will find the press release as well as Associate FAQs, which will provide answers to some more specific questions we anticipate you having.

I am very proud of all we have accomplished together and am confident that, with ascena’s support, we will continue to thrive. As always, I thank you for all you do!

KK

Additional Information and Where to Find It

In connection with the proposed transaction, ascena intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of ANN that also constitutes a prospectus of ascena. Investors and security holders are urged to read the proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, because they will contain important information about the proposed transaction.

Investors and security holders may obtain free copies of these documents, when they become available, and other documents filed with the SEC at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ascena by contacting ascena Investor Relations at (551) 777-6895, or by e-mail at asc-ascenainvestorrelations@ascenaretail.com. Investors and security holders may obtain free copies of the documents filed with the SEC by ANN by contacting ANN Investor Relations at (212) 541-3445, or by e-mail at investor_relations@ANNinc.com.

ascena and ANN and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about ascena’s directors and executive officers is available in ascena’s proxy statement for its 2014 Annual Meeting of Stockholders filed with the SEC on November 3, 2014. Information about directors and executive officers of ANN is available in the proxy statement for the 2015 Annual Meeting of Stockholders of ANN filed with the SEC on April 2, 2015. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the Merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from ascena or ANN using the sources indicated above.

This document and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which ascena and

ANN operate and beliefs of and assumptions made by ascena management and ANN management, involve uncertainties that could significantly affect the financial results of ascena or ANN or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving ascena and ANN, including future financial and operating results, the combined company’s plans, objectives, ratings, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating ascena and ANN, providing stockholders with a more attractive currency, and the expected timetable for completing the proposed transaction — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the Merger and the timing of the closing of the Merger; the ability to obtain requisite regulatory approvals; the ability to successfully integrate our operations and employees; the ability to realize anticipated benefits and synergies of the transaction; the potential impact of the announcement of the transaction or consummation of the transaction on relationships, including with employees, credit rating agencies, customers and competitors; the ability to retain key personnel; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; and those additional risks and factors discussed in reports filed with the SEC by ascena and ANN from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K and 10-Q. Neither ascena nor ANN undertakes any duty to update any forward-looking statements contained herein.